Contingencies (Tables)	12 Months Ended
Dec. 31, 2017
Contingencies
Schedule of loss contingencies

	2017			2016
	Judicial deposits	Provision	Net	Judicial deposits	Provision	Net

Nature of claims
Tax	114,733	120,342	5,609	107,300	112,616	5,316
Labor	43,889	158,055	114,166	67,343	230,155	162,812
Civil	3,056	49,225	46,169	21,222	42,986	21,764

	161,678	327,622	165,944	195,865	385,757	189,892

Schedule of change in the provision for legal proceeds

	2017	2016

At the beginning of the year	385,757	345,669
Settlement	(53,563)	(19,027)
Reversal	(58,056)	(14,645)
New litigation	13,136	22,263
Accrual of financial charges	40,348	51,497

At the end of the year	327,622	385,757

Summary of possible tax contingencies

Estimated Amount

Tax incentive - ADENE development agency (i)	142,585
IRPJ/CSLL - partial approval (ii)	233,552
Income tax assessment - IRPJ/CSLL - swap of industrial and forestry assets (iii)	2,225,177
Income tax assessment - IRPJ/CSLL - Fibria Trading International II (iv)	382,582
Income tax assessment - IRPJ/CSLL - disallowance of depreciation, amortization and depletion expenses - 2010 (v)	673,736
Income tax assessment - IRPJ/CSLL - FTI and FIT 2011 (vi)	64,316
Income tax assessment - IRPJ/CSLL - Veracel (vii) (*)	116,939
Other tax liabilities (viii)	3,657,046

Total possible tax contingencies	7,495,933

(*) Corresponding to our 50% interest.

(i)Tax incentive - Agency for the Development of Northeastern Brazil (ADENE)

In 2002 the Company was granted its request by the Brazilian Federal Revenue Service (Receita Federal do Brasil) to benefit from reductions in corporate income tax and non-refundable surcharges calculated on operating profits (as defined) for Aracruz plants A and B (period from 2003 to 2013) and plant C (period from 2003 to 2012), when the qualification reports for the tax reductions are approved by ADENE.

In 2004, the Company was served an Official Notice by the liquidator of the former Superintendence for the Development of the Northeast (SUDENE), who reported that, the right to use the benefit previously granted is unfounded and would be cancelled. In 2005, the Brazilian Federal Revenue Service served the Company an assessment notice requiring the payment of the amounts of the tax incentive used, plus interest. After administrative discussion, the assessment notice was partially upheld and recognized the Company’s right to the tax incentive through 2003.

The Company’s Management, supported by its legal counsel, believes that the decision to cancel the tax benefits is erroneous and should not prevail, either with respect to benefits already used, or with respect to benefits not used until the corresponding final periods.

Currently, the claim is under discussion in the judicial level, where it is pending of judgment regarding the appeal presented by the Company.

(ii)IRPJ/CSLL - partial approval

The Company requested approval to offset 1997 tax losses with amounts owed to the tax authorities. The authorities approved in March 2009, only R$ 83 million, which generated a difference of R$ 51 million. The Company has appealed the rejection of the tax credits and obtained a partially favorable decision and the final decision is under discussion in the judicial level.

(iii)Income tax assessment - IRPJ/CSLL - Swap of industrial and forestry assets

In December 2012, the Company received a tax assessment for the collection of income tax and social contribution, alleging unpaid tax on a capital gain in February 2007, closing of the transaction, when the Company executed an agreement with International Paper for the swap of industrial and forestry assets.

On January 19, 2016, the Tax Federal Administrative Court (CARF - Conselho Administrativo de Recursos Fiscais) rejected as per the casting vote of CARF’s President, the appeal filed by the Company in the administrative process. The Company was notified of the decision on May 25, 2016 and due to the impossibility of new appeal and the consequent closure of the case at the administrative level, decided to continue the discussion with the Judiciary. The Company presented judicial guarantee, which was accepted, and is now awaiting the judgement of the case. We maintain our position to not constitute provisions for contingencies, based on the Company’s and its external legal advisors’ opinion that the probability of loss on this case is possible.

(iv)Income tax assessment - IRPJ/CSLL - Fibria Trading International II

In June 2014, the Company received a tax assessment notice with respect to the 2010 Fibria Trading International equity earnings which was recognized by Fibria’s former subsidiary Normus (merged by the Company in June 2013). We received favorable decision in the administrative instance and are awaiting the judgment for the appeal presented by the tax authorities.

(v)Income tax assessment - IRPJ/CSLL - disallowance of depreciation, amortization and depletion expenses - 2010

In December 2015, we received a tax assessment requiring the payment of IRPJ and CSLL, questioning the deductibility of depreciation, amortization and depletion expenses of 2010 included by us in the calculation of income tax expense. We present administrative appeal on the legal period, judged partially valid. The decision was object of voluntary recourse, presented by us in November 2017, and are awaiting the judgement.

(vi)Income tax assessment - IRPJ/CSLL - FTI and FIT 2011

In November 2015, the Company received a tax assessment with respect to its share of 2011 earnings in Fibria Trading International and Fibria International Trade GmbH, which had been recognized under the equity method.

However, this assessment did not reflect the accumulated losses of Fibria Trading International. The payment of the amount regarding the Fibria International Trade GmbH has been included on the REFIS.

In November 2017, the Company was intimated of the decision of first administrative instance, that judged partially valid the appeal presented by us, so that was presented voluntary recourse to discuss the partially unfavorable decision. At the moment, we are awaiting the judgement of the recourse presented by us.

(vii)Income tax assessment - IRPJ/CSLL - Veracel

In June 2017, our jointly-operated entity Veracel received a tax assessment notice, in the total amount of R$ 226.3 million, related to the collection of income tax and social contribution (IRPJ and CSLL) of the years 2012 and 2013. Regarding the year 2012, the tax authorities considered that the Veracel would have opted, in the transfer pricing calculation, by the transfer pricing method for commodities (“PECEX”) method, when in fact, the used method was the acquisition cost or production plus taxes and net income (“CAP”). As the price parameter calculated through the PECEX method is higher than the price calculated through the CAP method, the tax authorities adjusted in the Veracel’s net income.

Regarding the year 2013, Veracel received a tax assessment related to the method adopted to convert its export revenues. The tax authorities considered the need to account, as income or expense, the foreign exchange gains or losses arising from the change in the exchange rate between the date of issuance of the export invoices and the effective date of the export revenue, with the shipments of the goods. However, the calculation of the foreign exchange gains considered by the tax authorities is based on a calculation error, which, if corrected, proves that the foreign exchange was negative and, therefore, there is no omission of revenue, but a misleading in the deduction of negative expenses with foreign exchange.

(viii)  Other tax liabilities with probability of loss classified as possible

Fibria has over 706 tax cases for individual amounts of less than R$ 100 million. The total estimated possible loss for these legal cases is R$ 3,657,046. The average estimated for each case is R$ 5,180.